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                                                                   EXHIBIT 10.11

                    SUPERIOR CONSULTANT HOLDINGS CORPORATION

                             Compensation Agreement



The Compensation Agreement is made as of October 1, between Richard D. Helppie, Jr., (the "EMPLOYEE") and Superior Consultant Holdings Corporation, a Delaware Corporation ("SUPERIOR").

The parties agree as follows:

1. Notwithstanding any provision of any bonus or compensation plan or agreement between Superior or any of its subsidiaries and employee to the contrary, during the period beginning on the closing of the registered initial public offering of common stock ("IPO") by Superior and ending on December 31, 1997 (the "COMPENSATION LIMITATION PERIOD"), the total salary and bonus payable to Employee by Superior and its subsidiaries and affiliates shall be limited as follows:

        a) During calendar 1997, the aggregate salary and bonus compensation payable to Employee shall not exceed $400,000.


        b) During the portion of the Compensation Limitation Period occurring within calendar 1996 (the "1996 PERIOD"), the aggregate salary and bonus compensation payable to Employee shall not exceed the product of (i) $400,000 multiplied by (ii) a fraction, the numerator of which shall be the number of days in the 1996 Period and the denominator of which shall be 365.

        c) The aggregate compensation amounts specified above may be allocated between base salary and bonus in such amounts and according to such criteria, as the Company in its discretion shall determine.


3. This agreement becomes effective only upon the closing of the IPO of Superior.


SIGNATURES:

Acknowledged and accepted for Superior Consultant Holdings Corporation.


_____________________________    __________________________    _______________
NAME                             TITLE                         DATE

I hereby acknowledge that I have voluntarily entered into this Compensation Agreement after having a full and adequate opportunity to review its provisions.

Acknowledged and accepted

_____________________________    __________________________    _______________
NAME                             TITLE                         DATE